Defined Contribution Retirement Plan	12 Months Ended
Dec. 31, 2010
Defined Contribution Retirement Plan [Abstract]
Defined Contribution Retirement Plan
14. Defined Contribution Retirement Plan
     We have a defined contribution retirement plan (the “Retirement Plan”), the terms of which, as amended, allow eligible employees who have met certain age and service requirements to participate by electing to contribute a percentage of their compensation to be set aside to pay their future retirement benefits, as defined by the Retirement Plan. We have agreed to make discretionary contributions to the Retirement Plan. For the years ended December 31, 2010, 2009 and 2008, we made contributions to the Retirement Plan totaling approximately $0.07 million, $0.06 million and $0.2 million, respectively.